                                                                Exhibit 10.13(a)



ATLANTIC RICHFIELD COMPANY

--------------------------------------------------------------------------------

DEFERRAL PLAN FOR OUTSIDE DIRECTORS


Effective October 1, 1990
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                           ATLANTIC RICHFIELD COMPANY
                      DEFERRAL PLAN FOR OUTSIDE DIRECTORS



To record the adoption of the Atlantic Richfield Deferral Plan For Outside Directors, effective October 1, 1990, the undersigned, being duly authorized to act on behalf of Atlantic Richfield Company has executed this plan document at Los Angeles, California on the 12th day of September, 1991.



ATTEST:                             ATLANTIC RICHFIELD COMPANY



BY:  /s/ARMINEH SIMONIAN            BY: /s/ DONALD A. MURRAY
    --------------------                --------------------
                                        Donald A. Murray
                                        Vice President
                                        Human Resources

                          Atlantic Richfield Company
                      Deferral Plan For Outside Directors

                               TABLE OF CONTENTS
                               -----------------

                                                                   Page No.
                                                                   -------
ARTICLE I.    GENERAL PROVISIONS
  Section 1   Purpose and Intent of Plan............................... 1
  Section 2   Effective Date of Plan................................... 1
  Section 3   Definitions.............................................. 1

ARTICLE II.   PARTICIPATION AND DEFERRAL COMMITMENTS
  Section 1   Participation............................................ 5
  Section 2   Basic Forms of Deferral.................................. 5
  Section 3   Deferral Elections....................................... 5
  Section 4   Limitation on Deferral................................... 5
  Section 5   Termination of Service................................... 6
  Section 6   Modification of Deferral Commitments..................... 6

ARTICLE III.  DEFERRED COMPENSATION ACCOUNTS
  Section 1   Accounts................................................. 7
  Section 2   Deferred Compensation.................................... 7
  Section 3   Interest Rate............................................ 7
  Section 4   Determination of Accounts................................ 8
  Section 5   Vesting of Accounts...................................... 8
  Section 6   Statement of Accounts.................................... 8

ARTICLE IV.   PLAN BENEFITS
  Section 1   Plan Benefit............................................. 9
  Section 2   Distribution Upon Retirement............................. 9
  Section 3   Distribution Upon Termination of Service.................10
  Section 4   Survivor Benefits........................................10
  Section 5   In-Service Distributions.................................11
  Section 6   Unscheduled Distributions................................12
  Section 7   Valuation and Settlement.................................12
  Section 8   Small Benefit............................................12
  Section 9   Change in Control........................................13


                                      (i)
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                                                                   Page No.
                                                                   -------
ARTICLE V.    DESIGNATION OF BENEFICIARY
  Section 1   Designation of Beneficiary...............................14
  Section 2   Failure to Designate Beneficiary.........................14

ARTICLE VI.   ADMINISTRATION
  Section 1   Administrative Committee.................................15
  Section 2   Rules of Conduct.........................................15
  Section 3   Legal, Accounting, Clerical and Other Services...........15
  Section 4   Interpretation of Provisions.............................15
  Section 5   Records of Administration................................15
  Section 6   Denial of Claim..........................................15
  Section 7   Liability of Committee...................................16

ARTICLE VII.  AMENDMENT AND DISCONTINUANCE
  Section 1   Amendment of Plan........................................17
  Section 2   Termination..............................................17
  Section 3   Effect of Amendment or Termination.......................17

ARTICLE VIII. MISCELLANEOUS
  Section 1   Unsecured General Creditor...............................18
  Section 2   Grantor Trust............................................18
  Section 3   Payments and Benefits Not Assignable.....................18
  Section 4   No Right To Service On The Board.........................19
  Section 5   Adjustments..............................................19
  Section 6   Obligation to Company....................................19
  Section 7   Protective Provisions....................................19
  Section 8   Gender, Singular and Plural..............................20
  Section 9   Law Governing............................................20
  Section 10  Notice...................................................20
  Section 11  Successors and Assigns...................................20
  Section 12  Provisions for Incapacity................................20

                                      (ii)

                                   ARTICLE I

                               GENERAL PROVISIONS


Section 1. Purpose and Intent of Plan

1.1 This Plan is intended to provide the opportunity for Directors who are not employees of the Company to accumulate supplemental funds through the deferral of portions of their Board and Committee Retainers and Meeting Fees for retirement or special needs prior to retirement.


Section 2. Effective Date of Plan

2.1 This Plan shall generally be effective as of October 1, 1990 and shall apply to those persons who are not employees of the Company and who serve on the Board of Directors of the Company on or after October 1, 1990.


Section 3. Definitions

3.1 Account means a separate bookkeeping account maintained by the Company for each Participant and which measures and determines the amounts to be paid to the Participant under the Plan for each Deferral Unit. Separate subaccounts will be established for separate Deferral Units and for amounts of Retainers and Meeting Fees, as applicable, deferred by a Participant under separate Deferral Units.

3.2 Administrative Committee means the group of three employees of the Company which has been appointed by the Board and given authority to administer the Plan.

3.3 Beneficiary means a person who is entitled to receive a Participant's interest under this Plan in the event of the Participant's death.

3.4     Board means the Board of Directors of Atlantic Richfield Company.

3.5 Board Committee means any committee established by the Board which consists of Directors and which reports to the Board.

3.6 Citibank Base Rate means the average of the base rates in effect on January 1, April 1, July 1 and October 1 of such year at Citibank.

                                       1
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3.7     Code means the Internal Revenue Code of 1986, as amended.

3.8 Company means Atlantic Richfield Company and any of its Subsidiaries or Affiliates.

3.9 Deferral Commitment means a promise made by a Director to establish a Deferral Unit pursuant to Article III for which a Participation Agreement has been submitted by the Director to the Company.

3.10 Deferral Period means the period of years the maximum number of which is established by the Administrative Committee in advance of the Deferral Commitment, over which the Director elects to defer a Retainer or Meeting Fee.
A new Deferral Period shall normally start each January 1, except that with respect to a new Director, the Deferral Period shall commence 30 days following the Director's first day of service.

3.11 Deferral Unit means the amount of Retainer or Meeting Fee, as the case may be, for which the Director makes a Deferral Commitment for a specific Deferral Period.

3.12 Deferred Compensation means the amount of Retainer or Meeting Fee that a Director elects to defer pursuant to a Deferral Commitment.

3.13 Director means a Director of the Board who is not an employee of Atlantic Richfield Company, Lyondell Petrochemical Company or ARCO Chemical Company.

3.14    Effective Date means October 1, 1990.

3.15 Financial Hardship means a condition of financial difficulty, determined by the Administrative Committee, upon advice of counsel, on the basis of written information supplied by the Participant or Beneficiary, as the case may be, in accordance with such standards as are, from time to time, established by the Administrative Committee and which condition is sufficient, in the judgment of counsel, to justify a change of election under the Plan without causing the receipt of taxable income by any other Participant in the Plan in advance of the time the Participant or Beneficiary, as the case may be, actually receives his benefit.

3.16 In-Service Distribution means a distribution to a Participant prior to Termination of Service pursuant to Article IV, Section 5.

3.17 Interest Rate means the interest rate announced by the Company in advance of the election period for a Plan Year which shall constitute the interest rate applicable to that Plan Year.

                                       2
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3.18    Meeting Fee means the allowance paid to a Director as compensation for each Board and/or Board Committee meeting attended by the Director.

3.19 Participant means any Director who is participating in this Plan as provided in Article II.

3.20 Participation Agreement means the agreement submitted by a Director to the Company prior to the beginning of the Deferral Period, with respect to one or more Deferral Commitments made for such Deferral Period.

3.21 Plan means the Atlantic Richfield Company Deferral Plan for Outside Directors.

3.22 Plan Year means each calendar year beginning on January 1 and ending on December 31, except that the first Plan Year shall be the period commencing on October 1, 1990 and ending on December 31, 1990.

3.23 Retainer means the annual allowance paid to a Director and/or to a Board Committee Chairman as compensation for serving in such capacity.

3.24 Retirement means the Director's Termination of Service with a right to an immediate retirement allowance from the Director's regular, full-time employer.

3.25    Subsidiary or Affiliate means:

        (a) All corporations, which are members of a controlled group of corporations within the meaning of Section 1563(a) of the Code [determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code] and of which Atlantic Richfield Company is then a member, and

        (b) All trades or businesses, whether or not incorporated, which, under the regulations prescribed by the Secretary of the Treasury pursuant to Section 210(d) of ERISA, are then under common control with Atlantic Richfield Company.

3.26 Survivor Benefit means the benefit described in Article IV, Section 4 of the Plan.

3.27 Ten-Year Treasury Note Rate means the rate periodically published by the U.S. Department of Treasury under the heading "10-year Treasury Note Rate".


                                       3
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3.28    Termination of Service means the Director's Termination of Service from the Board.

3.29 Valuation Date means the last day of each month, or such other dates as the Administrative Committee may determine in its discretion, which may be either more or less frequent, for the valuation of Participants' Accounts.

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                                   ARTICLE II

                     PARTICIPATION AND DEFERRAL COMMITMENTS


Section 1.   Participation

1.1 A Director may elect to participate in the Plan by submitting a Participation Agreement, in accordance with rules, including the time and form of submission, established by the Administrative Committee.


Section 2.   Basic Forms of Deferral

2.1 A Participant may elect to establish any or all of the following Deferral Units in a Participation Agreement:

        (a) Board Retainer and Board Meeting Fees Deferral Unit. Commencing with Board Retainer and Board Meeting fees earned on and after October 1, 1990, a Participant may elect to defer such amounts earned during a Deferral Period, subject to any limitations, conditions or restrictions, such as minimum or maximum amounts that may be deferred, as are prescribed by the Administrative Committee in advance of the Deferral Period.

        (b) Board Committee Retainer and Board Committee Meeting Fees Deferral Unit. Commencing with Committee Retainer and Committee Meeting Fees earned on or after October 1, 1990, a Participant may elect to defer during a Deferral Period, subject to any limitations, conditions or restrictions, such as minimum or maximum amounts that may be deferred, as are prescribed by the Administrative Committee in advance of the Deferral Period.


Section 3.   Deferral Elections

3.1 Prior to each Deferral Period, at a time and on a form prescribed by the Administrative Committee, each Director may execute an election form to defer Retainers or Meeting Fees, as applicable, which shall be irrevocable except as modifications are authorized pursuant to Section 6 of this Article.


Section 4.   Limitation on Deferral

4.1 Deferral Commitments shall be subject to any limitations, including minimum amounts that may be deferred for the Deferral Period relating to a Deferral Commitment, as are established by the Administrative Committee in advance of the Deferral Period. Any minimum amounts shall be allocable among the Deferral Units described in Article II, Section 2.1(a) and (b).

Section 5.   Termination of Service

5.1 A Participant's Deferral Commitments shall terminate upon the Participant's Termination of Service.


Section 6.   Modification of Deferral Commitments

6.1     Deferral Commitments shall be irrevocable except as follows:

        (a) Financial Hardship. The Administrative Committee may permit a Participant to reduce the amount elected under a prior Deferral Commitment, or to waive the remaining deferrals under a prior Deferral Commitment, upon a finding that the Participant has suffered a Financial Hardship.

        (b) Accelerated Deferral. At the discretion of the Administrative Committee, prior to the beginning of any Plan Year in any Deferral Period as to which there are two or more Plan Years remaining, a Participant may elect, on a form prescribed by the Administrative Committee, to accelerate the amount of Deferred Compensation previously elected for any of the Plan Years remaining in such Deferral Period; provided, however, that any such acceleration of Deferred Compensation for any remaining Plan Years in the Deferral Period shall not increase, for any single Plan Year, the total Board Retainer or Board Meeting Fees deferrals above hundred percent (100%) of the Board Retainer and Board Meeting Fees during the Plan Year or the Board Committee Retainer or Board Committee Meeting Fee deferrals above hundred percent (100%) of the Board Committee Retainer or Board Committee Meeting Fees during the Plan Year.

                                  ARTICLE III

                         DEFERRED COMPENSATION ACCOUNTS


Section 1.   Accounts

1.1 For record-keeping purposes only, Accounts shall be maintained for each Participant. Separate subaccounts shall be maintained for each Deferral Unit of a Participant.


Section 2.   Deferred Compensation

2.1 A Participant's Deferred Compensation shall be credited to the Participant's Account as of the date when the corresponding non-deferred portion of the compensation is paid or would have been paid but for the Deferral Commitment. The Company shall have the right to withhold from any Deferred Compensation (or otherwise to cause the Director or the executor or administrator of his estate, or his Beneficiary to make payment of) any federal, state local or foreign taxes required to be withheld with respect to any Deferred Compensation.


Section 3.   Interest Rate

3.1 The Accounts shall be credited as of each Valuation Date with interest based on the rates specified below, compounded annually. Interest shall be credited as of each Valuation Date from the dates when deferred amounts are credited to Accounts based on the balance of each Account.

        (a) Interest Rate During Participant's Lifetime. During a Participant's lifetime, the Participant's Accounts will be credited with interest as of each Valuation Date during each Plan Year at the Interest Rate previously announced by the Company to be applicable for the Plan Year. The Interest Rate for the first Plan Year shall be 125% of the rolling average Ten-Year Treasury Note Rate.

        (b) Interest Rate After Participant's Death. Except with respect to payments made pursuant to Article IV, Section 4.1(a), following a Participant's death, the Participant's Account will be credited with interest on a monthly basis during each Plan Year at an interest rate equal to the Citibank Base Rate.

Section 4.   Determination of Accounts

4.1 A Participant's Account as of each Valuation Date shall consist of the balance of the Participant's Account as of the immediately preceding Valuation Date, plus the amount of the Participant's Deferred Compensation since such Valuation Date and interest credited to such Account and minus any distributions or reductions made from such Account since the immediately preceding Valuation Date.


Section 5.   Vesting of Accounts

5.1 Each Participant shall be one hundred percent (100%) vested at all times in the amounts credited to such Participant's Accounts.


Section 6.   Statement of Accounts

6.1 The Company shall submit to each Participant periodic statements setting forth the balance of the Participant's Account.

                                   ARTICLE IV

                                 PLAN BENEFITS


Section 1.   Plan Benefit

1.1 If a Participant has a Termination of Service for any reason the Company shall pay a Plan benefit for each Deferral Unit equal to the Participant's Account for the Deferral Unit, as determined below:

        (a) Accounts of Participants shall be credited with the rate of interest previously determined under Article III, Section 3.1(a) and communicated in advance of each Deferral Period, to be applicable for each Plan Year that the Account has been maintained.

        (b) The Interest Rates provided under Section 1.1(a) of this Article, shall be payable until the Participant's Accounts are distributed in full except in the event of the Participant's death. After the Participant's death interest shall be credited at the Interest Rate previously determined under Article III,
Section 3.1(b).

Section 2.   Distribution Upon Retirement

2.1 Retirement distributions shall be paid in accordance with the form of benefit elected by the Participant for each Deferral Unit, at the time of the Deferral Commitment establishing such Deferral Unit, on the Participation Agreement. A Participant's election shall be irrevocable, except that a Participant may request the Administrative Committee to approve a change of the prior election at any time prior to Retirement or commencement of benefits, or in the case of installment payments, following commencement of payments, for any Deferral Unit, provided that (i) the Administrative Committee determines, upon application of the Participant, that the Participant has experienced a Financial Hardship justifying the request for a change of election, or (ii) the Participant agrees to accept a reduction in the value of the benefit, as determined by the Administrative Committee, upon advice of counsel, to be necessary to preclude the receipt of taxable income by any Participant in the Plan in advance of the time the Participant actually receives his benefit. Absent an election by the Participant of the form of distribution as of the Retirement date, payment will be made in a Lump Sum.

2.2     The available forms of Retirement distributions are as follows:

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        (a) Lump Sum.  A single payment upon Retirement.

        (b) Installment Payments. Monthly installment payments, commencing upon Retirement, in substantially equal payments of principal and interest over payment periods prescribed and communicated by the Administrative Committee in advance of the applicable Deferral Period. The amount of each of the monthly installments shall be redetermined effective as of January 1 of each year based on the remaining Account balance and the remaining number of installment payments.

Section 3.   Distribution Upon Termination of Service

3.1 Benefits payable on account of a Participant's Termination of Service other than due to Retirement or death shall be paid in one of the following forms commencing either immediately following Termination of Service or at one of the optional subsequent times prescribed and communicated by the Administrative Committee in advance of the applicable Deferral Period, as elected by the Participant; provided, however, that the Administrative Committee, may, in its sole discretion, pay such termination benefits in monthly installments over a three-year period:

        (a) Lump Sum.  A single payment upon Termination of Service.

        (b) Installment Payments. Monthly installment payments in substantially equal payments of principal and interest over payment periods prescribed and communicated by the Administrative Committee in advance of the applicable Deferral Period. The amount of each of the monthly installments shall be redetermined effective as of January 1 of each year based on the remaining Account balance and the remaining number of installment payments.

Section 4.   Survivor Benefits

4.1     Amount and Form of Benefit:

        (a) Death Prior to Termination of Service. If the Participant dies prior to Termination of Service, the Survivor Benefit shall be paid to the Participant's Beneficiary in a Lump Sum or in monthly installments, as elected by the Participant, and shall be the sum of the Participant's Account balance in each Deferral Unit plus one-hundred percent (100%) of the Participant's unfulfilled Deferral Commitment, if any, for each Deferral Unit.

        (b) Death After Termination of Service. If the Participant dies after Termination of Service, the Participant's Account balance, if any, for each Deferral Unit shall be paid to the Participant's Beneficiary by continuation of the form of benefit which was payable to the Participant for the remaining payments which would have been made to the Participant if the Participant had lived, increased by the applicable Interest Rate credited on unpaid Account balances of deceased Participants during each year of the payment period to the Beneficiary.


Section 5.   In-Service Distributions

5.1 A Participant may elect to receive an In-Service Distribution from his Account for a Deferral Unit subject to the following restrictions:

        (a) Timing of Election. The election to take an In-Service Distribution from an Account for a Deferral Unit must be made at the same time the Participant makes the Deferral Commitment relating to the Deferral Unit.

        (b) Amount of Distribution. The amount which a Participant can elect to receive as an In-Service Distribution with respect to an Account for a Deferral Unit shall be such portions of the Participant's Account balance for the Deferral Unit, as prescribed by the Administrative Committee in advance of the Deferral Period. If a previously elected amount exceeds the Account balance when an In-Service Distribution is to be made, only the Account balance will be paid.

        (c) Timing and Form of In-Service Distribution. The In-Service Distribution shall commence at the time and in the form elected by the Participant on the Participant Agreement at the time of the Deferral Commitment; provided, however, that if the Participant terminates service, the In-Service Distribution election will be canceled and distribution will be made pursuant to
Section 3 of this Article; and provided, further, that if the Participant commences Retirement, the In-Service Distribution election will be canceled and distribution will be made pursuant to Section 2 of this Article. In no event shall an In-Service Distribution for a Deferral Unit be made prior to seven years following the start of the Deferral Period for the Deferral Unit.

        (d) Amounts paid to a Participant pursuant to this section shall be treated as distributions from the Participant's Account.


Section 6.   Unscheduled Distributions

6.1 Upon a finding that a Participant has suffered a Financial Hardship or upon the Participant's agreeing to accept a reduction of his benefit in an amount determined necessary by the Administrative

Committee, upon advice of counsel, to avoid constructive receipt of taxable income by any Participant, the Administrative Committee may, in its sole discretion, make distributions from an Account prior to the time specified for payment of the Account; provided, however, that in no event may an In-Service Distribution for a Deferral Unit be made prior to seven (7) years following the start of the Deferral Period for the Deferral Unit. Any unscheduled withdrawal will be paid in Lump Sum and will be subject to such minimum or maximum amounts and any additional conditions prescribed by the Adminis-trative Committee in advance of the Deferral Period. Applications for unscheduled distributions and determinations thereon by the Administrative Committee shall be in writing, and a Participant or Beneficiary may be required to furnish proof of the Financial Hardship in a formal manner as deemed appropriate by the Administrative Committee, upon advice of counsel.

Section 7.   Valuation and Settlement

7.1 The date on which a Lump Sum is paid or the date on which installment payments commence shall be the "Settlement Date". The Settlement Date for a Deferral Unit shall be no more than thirty (30) days after the last day of the month in which the Participant or his Beneficiary becomes entitled to payments on account of Retirement, Termination of Service or death, unless the Participant elects to defer commencement of payments to a later date in the Participation Agreement relating to the Deferral Unit. The Settlement Date for an In-Service Distribution or delayed payments shall be the month which the Participant elects for commencement of such payments in the election form for designation of form of payment for the Deferral Unit. The amount of a Lump Sum and the initial amount of installment payments for a Deferral Unit shall be based on the value of the Participant's Account as of the Valuation Date at the end of the immediately preceding month before the Settlement Date. For example, the Valuation Date at the end of December shall be used to determine Lump Sum or the initial amount of installment payments which will be made in the following January.


Section 8.   Small Benefit

8.1 Notwithstanding any election made by the Participant, the Administrative Committee, in its sole discretion, may pay any benefit in the form of a Lump Sum payment to the Participant or any Beneficiary, if the Lump Sum amount of the Account balance of the applicable Deferral Unit which remains in the Account following a distribution for any reason, or which is payable to the Participant or Beneficiary when payments to such Participant or Beneficiary would otherwise commence, is less than $2,000 for such Deferral Unit.

Section 9.   Change of Control

9.1 (a) Subject to the provisions of Section 9.1(b) hereof, upon a Change of Control as defined in the Trust Agreement between Atlantic Richfield Company and the Northern Trust Company, effective as of May 6, 1991, and incorporated herein by reference, the interests of all then remaining Participants shall continue, and provisions shall be made in connection with such transaction for the continuance of the Plan and the assumption of the obligations of the Company under the Plan by the Company's successor(s) in interest.

        (b) Notwithstanding any other provisions of the Plan, at any time after a Change of Control as defined in the Trust Agreement between Atlantic Richfield Company and Northern Trust Company effective as of May 6, 1991, a Participant or a Beneficiary of a deceased Participant may elect to receive an immediate Lump Sum payment of the balance of his Account(s), in lieu of payments in accordance with the form previously selected by the Participant for any Deferral Unit(s), reduced by a penalty, which shall be forfeited to the Company, and which shall be determined by the Administrative Committee, upon advice of counsel, and shall be a portion of the balance of such Accounts as deemed necessary by counsel to avoid constructive receipt of taxable income by any other Participant in the Plan. However, this penalty shall not apply in the event of (i) a determination by the Administrative Committee based on advice of counsel or (ii) a final determination by the Internal Revenue Service or any court of competent jurisdiction, that by reason of the foregoing provision any Participant or Beneficiary has recognized or will recognize gross income for federal income tax purposes under this Plan in advance of payment to him of Plan benefits. The Company shall notify all Participants (and Beneficiaries of deceased Participants) of any such determination. Whenever any such determination is made, the Company shall refund all penalties which were imposed hereunder on account of making Lump Sum payments at any time during or after the first year to which such determination applies (i.e., the first year when gross income is recognized for federal income tax purposes). Interest shall be paid on any such refunds at the Interest Rate previously determined to be applicable for such Plan Year.

                                   ARTICLE V

                           DESIGNATION OF BENEFICIARY


Section 1.   Designation of Beneficiary

1.1 Each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his interest in each of his Accounts upon his death. Such designation shall be made on a form prescribed by and delivered to the Administrative Committee. The Participant shall have the right to change or revoke any such designation from time to time by filing a new designation or notice of revocation with the Administrative Committee, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.


Section 2.   Failure to Designate Beneficiary

2.1 If a Participant shall fail to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Administrative Committee shall direct the Company to pay the balance in each of his Accounts in a Lump Sum to the executor or administrator for his estate.

                                   ARTICLE VI

                                 ADMINISTRATION


Section 1.   Administrative Committee

1.1 The Administrative Committee shall be responsible for the administration of the Deferral Plan for Outside Directors.


Section 2.   Rules of Conduct

2.1 The Administrative Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable, provided they do not conflict with the provisions of this Plan.


Section 3.   Legal, Accounting, Clerical and Other Services

3.1 The Administrative Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out this Plan. All expenses of the Administrative Committee shall be paid by the Company.


Section 4.   Interpretation of Provisions

4.1 The Administrative Committee shall have the right to interpret the provisions of this Plan and to decide questions arising in its administration. The decisions and interpretations of the Administrative Committee shall be final and binding on the Company, Participants, Directors and all other persons.


Section 5.   Records of Administration

5.1 The Administrative Committee shall keep records reflecting the administration of this Plan which shall be subject to audit by the Company.


Section 6.   Denial of Claim

6.1 The Administrative Committee shall provide adequate notice in writing to any Participant, Director or Beneficiary whose claim for benefits under this Plan has been denied, setting forth the specific reasons for such denial. The Participant, Director or Beneficiary will be given an opportunity for a full and fair review by the

Administrative Committee of the decision denying the claim. The Participant, Director or Beneficiary shall be given sixty (60) days from the date of the notice denying any such claim within which to request such review.

Section 7.   Liability of Committee

7.1 No member of the Administrative Committee shall be liable for any action taken in good faith or for exercise of any power given the Administrative Committee, or for the actions of other members of said Administrative Committee.

                                  ARTICLE VII

                         AMENDMENT AND  DISCONTINUANCE


Section 1.   Amendment of Plan

1.1 This Plan may be amended from time to time by the Board of Directors of Atlantic Richfield Company.


Section 2.   Termination

2.1 Atlantic Richfield Company intends to continue this Plan indefinitely, but reserves the right to terminate it at any time.


Section 3.   Effect of Amendment or Termination

3.1 No amendment or termination of this Plan may adversely affect the benefit payable to any former Participant receiving benefits under this Plan prior to the effective date of the amendment or termination, or any Participant who, as of such date, was eligible to receive a benefit under this Plan.

                                  ARTICLE VIII

                                 MISCELLANEOUS


Section 1.   Unsecured General Creditor

1.1 Participants and their Beneficiaries shall have no legal or equitable rights, claims or interests in any specific assets or property of the Company, nor shall they be the Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned, or which may be acquired by, the Company (Policies). Any such Policies or other assets of the Company shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future.


Section 2.   Grantor Trust

2.1 Although the Company is responsible for the payment of all benefits under the Plan, the Company may, in its discretion, contribute funds to a grantor trust for the purpose, as it deems appropriate, of paying benefits under this Plan. Such trust may be irrevocable, but assets of the trust shall be subject to the claims of creditors of Atlantic Richfield Company. To the extent any benefits provided under the Plan are actually paid from the trust, the Company shall have no further obligation with respect thereto but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid, by the Company. The Participants shall have the status of unsecured creditors insofar as their legal claim for benefits under the Plan and the Participants shall have no security interest in the grantor trust.


Section 3.   Payments and Benefits Not Assignable

3.1 Payments to and benefits under this Plan are not assignable, transferable or subject to alienation since they are primarily for the support and maintenance of the Participants and Beneficiaries. Likewise, such payments shall not be subject to attachments by creditors of, or through legal process against, the Company, the Administrative Committee or the Participants.

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Section 4.   No Right To Service On The Board

4.1 The provisions of this Plan shall not give a Director the right to be retained in the service of the Company nor shall this Plan or any action taken under the Plan be construed as a contract for service on the Board.


Section 5.   Adjustments

5.1 At the request of the Company, the Administrative Committee may, with respect to a Participant, adjust such Participant's benefit under this Plan or make such other adjustments with respect to such Participant as are required to correct administrative errors or provide uniform treatment of Participants in a manner consistent with the intent and purpose of this Plan.


Section 6.   Obligation to Company

6.1 If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, or any benefit plan maintained by the Company, then the Company may offset such amount owed to it or such benefit plan against the amount of benefits otherwise distributable. Such determination shall be made by the Administrative Committee.


Section 7.   Protective Provisions

7.1 Each Participant shall cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Company may deem necessary and taking such other relevant action as may be requested by the Company. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan. If the Participant makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Participant or his Beneficiary, provided, that in the Company's sole discretion, benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any such action, misstatement or nondisclosure.

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Section 8.   Gender, Singular and Plural

8.1 All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

Section 9.   Law Governing

9.1 This Plan shall be construed, regulated and administered under the laws of the State of Delaware.

Section 10.  Notice

10.1 Any notice or filing required or permitted to be given to the Administrative Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Secretary of the Administrative Committee. Such notice shall be deemed given as to the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Section 11.  Successors and Assigns

11.1 This Plan shall be binding upon the Company and its successors and assigns.

Section 12.  Provisions for Incapacity

12.1 If the Administrative Committee deems any person entitled to receive any payment under the provisions of this Plan incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Administrative Committee may, in its sole discretion, take any one or more of the following actions: it may apply such payment directly for the comfort, support and maintenance of such person; it may reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment; or it may pay such payment to any other person selected by the Administrative Committee to disburse such payment for the comfort, support and maintenance of the person entitled thereto, including, without limitations, to any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be. The Administrative Committee may, in its sole discretion, deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrative Committee's choice.


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